UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒ Filed by a Party Other Than the Registrant ☐
Check the Appropriate Box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Pfizer Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On April 10, 2023, Pfizer Inc. posted the following message on Facebook: On April 10, 2023, Pfizer Inc. posted the following message on LinkedIn:

On April 10, 2023, Pfizer Inc. posted the following message via Display advertising: On April 10, 2023, Pfizer Inc. posted the following messages via Google ads: On April 10, 2023, Pfizer Inc. posted the following messages via native advertising:

On April 10, 2023, Pfizer Inc. posted the following message via Yahoo!Finance: On April 10, 2023, Pfizer Inc. posted the following message via email advertising: